                                    FORM 8-K

                       Securities and Exchange Commission

                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 14, 1998

                         PRINCETON AMERICAN CORPORATION
             (Exact name of registrant as specified in its charter)

         Nevada                      0-5141                       22-1848644
  (State or other               (Commission File                 (IRS Employer
    Jurisdiction of                  Number)                    Identification
    Incorporation                                                   Number)

            2222 E. Camelback Road, Suite 105, Phoenix, Arizona  85016

               (Address of Principal Executive Offices)        (Zip Code)

       Registrant's Telephone Number, including area code: (602) 522-2444

ITEM 4.  BANKRUPTCY OR RECEIVERSHIP

         On December 14, 1998, the United States Bankruptcy Court for the District of Arizona, Case No. 96-13675 PHX JMM, ordered a hearing set for January 6, 1999 on a motion to modify the plan of reorganization for the Company. The Company's motion seeks to extend certain deadlines established by the joint plan of reorganization approved by the Bankruptcy Court on December 20, 1997. A copy of the order is attached hereto as an exhibit and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits.

                  (20)     Documents Incorporated By Reference

                           20.1 Order And Notice Of Hearing On Motion To Modify Plan Filed By The Reorganized Debtor, Princeton American Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEDNESDAY, DECEMBER 16, 1998

                                   Princeton American Corporation

                                   By:    /s/  William C. Taylor
                                   ------------------------------------------
                                   William C. Taylor, Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
   No.                                            Description
-------                                           -----------

20.1 Order And Notice Of Hearing On Motion To Modify Plan Filed By The Reorganized Debtor, Princeton American Corporation


                                       3